UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Consolidated Portfolio of Investments as of December 31, 2013 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (100.6%)
DOMESTIC COMMON STOCKS (57.4%)
Banks & Thrifts (12.9%)
29,289	Bank of Commerce Holdings	$167,240
35,498	Carolina Trust Bank*	122,823
43,644	Central Valley Community Bancorp	490,995
12,300	Citizens & Northern Corp.	253,749
60,000	Community Bank*(a)(b)(c)	7,999,800
77,436	Eastern Virginia Bankshares, Inc.*	542,052
39,700	First American International*(a)(b)(c)	1,241,419
116,276	First Capital Bancorp, Inc.*	508,126
26,549	First Merchants Corp.	604,255
66,726	First Southern Bancorp, Inc. - Class B*	343,506
193,261	Florida Capital Group*(a)(b)(c)	8,948
126,100	Metro Bancorp, Inc.*	2,716,194
48,450	National Bancshares, Inc. Escrow*(a)(b)(c)	15,848
4,000	North Dallas Bank & Trust Co.	197,000
30,400	Oak Ridge Financial Services, Inc.*	201,856
1,900	Old Point Financial Corp.	24,358
44,300	OmniAmerican Bancorp, Inc.*	947,134
190,540	Republic First Bancorp, Inc.*	567,809
55,000	San Diego Private Bank*	638,000
92,195	Southern First Bancshares, Inc.*	1,229,881
79,900	Southern National Bancorp of Virginia, Inc.	799,799
302,900	Square 1 Financial, Inc.*(a)(b)(c)	3,689,322
62,746	Square 1 Financial, Inc. - Class A*(a)(b)(c)	764,246
41,122	Valley Commerce Bancorp	559,259
419,789	Wells Fargo & Co.	19,058,421
12,404	Xenith Bankshares, Inc.*	73,060

		43,765,100

Construction Machinery (0.9%)
35,200	Caterpillar, Inc.	3,196,512

Diversified Financial Services (6.7%)
60,000	Independence Financial Group, Inc.*(a)(b)(c)	677,400
303,800	JPMorgan Chase & Co.	17,766,224
125,890	Mackinac Financial Corp.	1,246,311
455,100	Ocwen Structured Investments, LLC*(a)(b)(c)	273,060
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	1,943,500
47,960	Tiptree Financial*(a)(c)(d)	982,221

		22,888,716

Environmental Control (0.3%)
30,000	Republic Services, Inc.	996,000

Healthcare Products & Services (1.9%)
70,900	Johnson & Johnson	6,493,731

Insurance (2.3%)
19,678	Forethought Financial Group, Inc. - Class A*(a)(b)(c)	7,871,200

Mining (4.7%)
425,300	Freeport-McMoRan Copper & Gold, Inc.	16,050,822

Shares	Description	Value (Note 1)

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	$0

Oil & Gas (3.6%)
97,300	Chevron Corp.	12,153,743

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	1,023,372

Registered Investment Companies (RICs) (0.3%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	824,000
18,727	RMR Real Estate Income Fund	316,674

		1,140,674

Retail (4.5%)
253,700	Kohl’s Corp.	14,397,475
10,000	Wal-Mart Stores, Inc.	786,900

		15,184,375

Savings & Loans (7.3%)
10,000	Auburn Bancorp, Inc.*	60,500
33,500	Eagle Bancorp	367,830
31,254	Georgetown Bancorp, Inc.	464,122
84,989	Hampden Bancorp, Inc.	1,394,669
22,030	HF Financial Corp.	285,289
47,216	Home Bancorp, Inc.*	890,022
88,948	Home Federal Bancorp, Inc.	1,325,325
42,000	Liberty Bancorp, Inc.	520,800
16,122	Malvern Bancorp, Inc.*	176,697
310,300	MidCountry Financial Corp.*(a)(b)(c)	4,468,320
106,998	Ocean Shore Holding Co.	1,461,593
29,100	Old Line Bancshares, Inc.	421,950
168,810	Pacific Premier Bancorp, Inc.*	2,657,069
165,930	Perpetual Federal Savings Bank(e)	3,152,670
40,650	Redwood Financial, Inc.(e)	843,488
89,993	River Valley Bancorp(e)	2,339,818
6,300	Royal Financial, Inc.*	42,525
276,588	SI Financial Group, Inc.	3,332,885
110,500	Third Century Bancorp(e)	707,200

		24,912,772

Software & Services (6.2%)
57,000	International Business Machines Corp.	10,691,490
266,300	Oracle Corp.	10,188,638

		20,880,128

Technology, Hardware & Equipment (4.7%)
638,825	Cisco Systems, Inc.	14,341,621
23,000	Harris Corp.	1,605,630

		15,947,251

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,612,380
11,000	Philip Morris International, Inc.	958,430

		2,570,810

TOTAL DOMESTIC COMMON STOCKS (Cost $154,173,525)		195,075,206

Shares	Description	Value (Note 1)

LIMITED PARTNERSHIPS (0.9%)
30,000	Linn Energy LLC	$923,700
33,250	Enterprise Products Partners LP	2,204,475

		3,128,175

TOTAL LIMITED PARTNERSHIPS (Cost $2,724,257)		3,128,175

FOREIGN COMMON STOCKS (7.9%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	670,210

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,476,138

Iron/Steel (1.7%)
72,000	POSCO, ADR	5,616,000

National Stock Exchange (0.4%)
17,776	NSE India, Ltd.(a)(b)(c)	1,521,543

Oil & Gas (0.8%)
18,000	Total SA, Sponsored ADR	1,102,860
30,200	Transocean, Ltd.	1,492,484

		2,595,344

Pharmaceuticals (3.6%)
24,000	Sanofi	2,546,265
180,300	Sanofi, ADR	9,669,489

		12,215,754

Real Estate (0.8%)
98,000	Cheung Kong Holdings, Ltd.	1,546,910
2,490,000	Midland Holdings, Ltd.	1,197,748

		2,744,658

TOTAL FOREIGN COMMON STOCKS (Cost $22,862,615)		26,839,647

DOMESTIC HEDGE FUNDS (16.9%)
	Bay Pond Partners, LP*(a)(b)(c)	57,602,516

TOTAL DOMESTIC HEDGE FUNDS (Cost $39,387,185)		57,602,516

FOREIGN HEDGE FUNDS (16.9%)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(a)(b)(c)	57,562,444

TOTAL FOREIGN HEDGE FUNDS (Cost $40,043,650)		57,562,444

DOMESTIC PREFERRED STOCKS (0.5%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%(a)(c)(d)	1,657,760

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,657,760

Shares	Description	Value (Note 1)

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(c)	$146,421
26,230	Flagstar Bancorp, Warrant, strike price $10.00, Expires 1/30/2019*(c)	254,125

		400,546

TOTAL DOMESTIC WARRANTS (Cost $0)		400,546

TOTAL LONG TERM INVESTMENTS (Cost $260,791,232)		342,266,294

SHORT TERM INVESTMENTS (1.6%)
Money Market Funds (1.6%)
2,317,758	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.013%)	2,317,758
3,000,000	JPMorgan Prime Money Market Fund (7 day Yield 0.041%)	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $5,317,758)		5,317,758

TOTAL INVESTMENTS (102.2%) (Cost $266,108,990)		347,584,052
TOTAL LIABILITIES LESS OTHER ASSETS (-2.2%)		(7,593,292)

TOTAL NET ASSETS (100.0%)		$339,990,760

*	Non-income producing security.
(a)	Indicates a security which is considered restricted. Also see Notes to Quarterly Consolidated Portfolio of Investments.
(b)	Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of December 31, 2013, these securities had a total value of $143,696,066 or 42.26% of Total Net Assets Available to Common Stockholders.
(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of December 31, 2013 was $148,680,093 or 43.73% of Total Net Assets Available to Common Stockholders.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013 these securities had a total value of $4,583,481 or 1.35% of Total Net Assets Available to Common Stockholders.
(e)	Affiliated Company. See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Common Abbreviations:
AB -	Aktiebolag is the Swedish equivalent of the term corporation
ADR -	American Depositary Receipt
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
LLC -	Limited Liability Company
LP -	Limited Partnership
Ltd. -	Limited
REIT -	Real Estate Investment Trust
SA -	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets
United States	77.4
Bermuda	16.9
France	3.9
South Korea	1.7
Hong Kong	0.8
Switzerland	0.5
India	0.4
Germany	0.4
Denmark	0.2
Other Assets and Liabilities	(2.2)

See Accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2013 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The First Opportunity Fund, Inc. (the “Fund”) invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). The accompanying Consolidated Portfolio of Investments includes the investment positions of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. contains cash and accruals for expenses related to the subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries as of December 31, 2013 were $57,484,179 or 16.9% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, future cash distribution, price to tangible book value multiple, transaction price, book value multiple, spread, and price to earnings multiple. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $148,680,093 (43.73% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Banks & Thrifts	$28,651,258	$1,394,259	$13,719,583	$43,765,100
Construction Machinery	3,196,512	–	–	3,196,512
Diversified Financial Services	19,012,535	–	3,876,181	22,888,716
Environmental Control	996,000	–	–	996,000
Healthcare Products & Services	6,493,731	–	–	6,493,731

Insurance	–	–	7,871,200	7,871,200
Mining	16,050,822	–	–	16,050,822
Mortgages & REITS	–	–	0	0
Oil & Gas	12,153,743	–	–	12,153,743
Pharmaceuticals	1,023,372	–	–	1,023,372
Registered Investment Companies (RICs)	1,140,674	–	–	1,140,674
Retail	15,184,375	–	–	15,184,375
Savings & Loans	12,837,951	7,606,501	4,468,320	24,912,772
Software & Services	20,880,128	–	–	20,880,128
Technology, Hardware & Equipment	15,947,251	–	–	15,947,251
Tobacco Products	2,570,810	–	–	2,570,810

Domestic Common Stocks	156,139,162	9,000,760	29,935,284	195,075,206

Banks & Thrifts	670,210	–	–	670,210
Insurance	1,476,138	–	–	1,476,138
Iron/Steel	5,616,000	–	–	5,616,000
National Stock Exchange	–	–	1,521,543	1,521,543
Oil & Gas	2,595,344	–	–	2,595,344
Pharmaceuticals	12,215,754	–	–	12,215,754
Real Estate	2,744,658	–	–	2,744,658

Foreign Common Stocks	25,318,104	–	1,521,543	26,839,647

Limited Partnerships	3,128,175	–	–	3,128,175
Domestic Hedge Funds	–	–	57,602,516	57,602,516
Foreign Hedge Funds	–	–	57,562,444	57,562,444
Domestic Preferred Stocks	–	–	1,657,760	1,657,760
Domestic Warrants	–	400,546	–	400,546
Short Term Investments	5,317,758	–	–	5,317,758

TOTAL	$189,903,199	$9,401,306	$148,279,547	$347,584,052

The Fund evaluates transfers into or out of Levels 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

Transfers into and out of Levels 1 and 2 as of December 31, 2013 were as follows:
	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Domestic Common Stocks	$ 262,356	$ (2,382,343)	$ 2,382,343	$ (262,356)
Total	$ 262,356	$ (2,382,343)	$ 2,382,343	$ (262,356)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2013	Return of Capital	Realized loss	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Balance as of December 31, 2013
Domestic Common Stocks	$ 22,311,336	$ (110,408)	$ (1,663,628)	$ 9,781,182	$ (383,198)	$ -	$ 29,935,284
Foreign Common Stocks	1,615,421	-	-	(93,878)	-	-	1,521,543
Domestic Hedge Funds	50,791,303	-	-	6,811,213	-	-	57,602,516
Foreign Hedge Funds	50,792,985	-	-	6,769,459	-	-	57,562,444
Domestic Preferred Stocks	1,777,824	-	-	(120,064)	-	-	1,657,760

Total	$ 127,288,869	$ (110,408)	$ (1,663,628)	$ 23,147,912	$ (383,198)	$ -	$ 148,279,547

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2013:
Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Range

Domestic Common Stocks:
Banks & Thrifts	$13,703,735	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	1.39x-1.85x

	$15,848	Discounted Cash Flow	Discount for lack of marketability	20%

			Future Cash Distribution	$0.02
Diversified Financial Services	$2,620,900	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.46x-1.78x
	$982,221	Direct Offering Price Approach	Transaction Price	$20.48
	$273,060	Indicative Offering Approach	Transaction Price	$0.60
			Book Value Multiple	.90x
Insurance	$7,871,200	Indicative Offering Approach	Transaction Price	$400

Domestic Common Stocks(Continued):	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Range
Mortgages & REITS	$0	Book Value Approach	Book Value Multiple	0.00x
Savings & Loans	$4,468,320	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.89x
Domestic Preferred Stocks:	$1,657,760	Comparable Security Approach	Spread	1.45%
Foreign Common Stocks:
National Stock Exchange	$1,521,543	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	27.16x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease
Transaction Price	Increase	Decrease
Book Value Multiple	Increase	Decrease
Spread	Decrease	Increase
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note 2. Unrealized Appreciation/ (Depreciation)

On December 31, 2013, based on cost of $270,326,364 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $90,579,943 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $13,322,255, resulting in net unrealized appreciation of $77,257,688.

Note 3. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 04/01/13	Purchases	Sales	Ending Share Balance as of 12/31/13	Dividend Income	Realized Gains (Losses)	Value as of 12/31/13

Perpetual Federal Savings Bank	165,930	-	-	165,930	$86,284	$ -	$3,152,670

Redwood Financial, Inc.	40,650	-	-	40,650	12,195	-	843,488

River Valley Bancorp	89,993	-	-	89,993	75,594	-	2,339,818

Third Century Bancorp	110,500	-	-	110,500	6,630	-	707,200

TOTAL					$180,703	$ -	$7,043,176

Note 4. Restricted Securities

As of December 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of December 31, 2013 are as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets

Bay Pond Partners, LP	10/3/11	$ 39,387,185	$57,602,516	16.9%
Community Bank	2/12/08	912,100	7,999,800	2.4%
First American International	11/29/05	1,052,050	1,241,419	0.4%
Florida Capital Group	8/23/06	2,203,175	8,948	0.0%(a)
Forethought Financial Group, Inc. - Class A	11/13/09-9/30/10	4,066,780	7,871,200	2.3%
Independence Financial Group, Inc.	9/13/04	480,000	677,400	0.2%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,657,760	0.5%
MidCountry Financial Corp.	10/22/04	4,654,500	4,468,320	1.3%
National Bancshares, Inc. Escrow	6/6/06	113,857	15,848	0.0%(a)
NSE India, Ltd.	4/30/10	1,517,269	1,521,543	0.4%
Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,399,433	273,060	0.1%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	1,943,500	0.6%
Square 1 Financial, Inc.	5/3/05	3,029,000	3,689,322	1.1%
Square 1 Financial, Inc.- Class A	11/7/12	431,379	764,246	0.2%
Tiptree Financial	6/4/07-7/10/09	2,058,848	982,221	0.3%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	57,562,444	16.9%

		$ 105,449,226	$148,279,547	43.6%

(a) Less than 0.05% of total net assets.

Note 5. Investments in Hedge Funds

As of December 31, 2013, the Fund held investments in Hedge Funds. The Fund’s investments in the Hedge Funds are reported on the Consolidated Portfolio of Investments under the sections titled Hedge Funds.

The Hedge Funds’ investment objectives are to seek long-term capital appreciation through investment primarily in equity and equity-related securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector and related sectors.

Since the investments in Hedge Funds are not publicly traded, the Fund’s ability to make withdrawals from its investments in the Hedge Funds is subject to certain restrictions which vary for each respective Hedge Fund. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur less than one year following the date of admission to the Hedge Fund. The following table summarizes the Fund’s investments in Hedge Funds as of December 31, 2013:

Description	% of Net Assets as of 12/31/13	Value as of 12/31/13	Net Unrealized Gain/(Loss) as of 12/31/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Bay Pond Partners, LP	16.9%	$57,602,516	$18,215,331	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice

Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.9%	57,562,444	17,518,794	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Total	33.8%	$115,164,960	$35,734,125

The Fund did not have any outstanding unfunded commitments as of December 31, 2013.

Note 6. Line of Credit

On December 7, 2012 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $30,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP is permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended December 31, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $0 and 0.00%, respectively. As of December 31, 2013, the amount of such outstanding borrowings is $0. The interest rate applicable to the borrowings on December 31, 2013 was 0.00%. As of December 31, 2013 the amount of Pledged Collateral was $0.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of December 31, 2013, the value of securities on loan was $0.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended December 31, 2013.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 26, 2014

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 26, 2014